Exhibit 99.1

AMENDMENT NO. 5 TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of August 29, 2008 (“Amendment No. 5”), between PACWEST BANCORP, a corporation formed under the laws of the State of Delaware (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), amends and supplements that certain Amended and Restated Revolving Credit Agreement, dated as of August 3, 2006, as amended by Amendment No. 1 to Amended and Restated Revolving Credit Agreement dated as of November 21, 2006, Amendment No. 2 to Amended and Restated Revolving Credit Agreement dated as of August 2, 2007, Amendment No. 3 to Amended and Restated Credit Agreement dated as of August 31, 2007 and Amendment No. 4 to Amended and Restated Credit Agreement dated as of March 28, 2008 (as so amended, the “Credit Agreement”), between Borrower and Lender.

RECITAL

The parties desire to amend and supplement the Credit Agreement as provided below.

AGREEMENTS

In consideration of the Recital, the promises and agreements set forth in the Credit Agreement, as amended hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Definitions and References.  Capitalized terms not otherwise defined herein have the meanings assigned in the Credit Agreement.  All references to the Credit Agreement contained in the Note, the Pledge Agreement and the other agreements, documents and instruments referred to in the Credit Agreement shall, upon fulfillment of the conditions specified in section 3 below, mean the Credit Agreement as amended by this Amendment No. 5.

2.             Amendments.

(a)           The first sentence of section 1.1 of the Credit Agreement is amended by deleting the date “August 30, 2008” contained therein and inserting the date “August 28, 2009 in its place.

(b)           Section 2.1(a)(i) is amended in its entirety to read as follows:

(i)            Reserved.

(c)           Section 2.1(a)(ii)(B) is amended by deleting the percent “nine hundredths of a percent (+0.90%)” contained therein and inserting the percent “one and one-half percent (+1.50%)” in its place.

(d)           Section 2(a)(iii) is amended in its entirety to read as follows:

(i)            LIBOR Index Rate. which shall mean the sum of (A) one month LIBOR rate quoted by the Bank from Telerate Page 3750 or any successor thereto, which shall be that one month LIBOR Rate in effect two New York Banking Days prior to the beginning of each calendar month, adjusted for any reserve requirement and any other subsequent costs arising from a change in government regulation, such rate to be reset at the beginning of each succeeding month plus (B) one and one-half percent (+1.50%).  The term “New York Banking Day” means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York.  If a Loan is made other than on the first day of the month, the one month LIBOR rate shall be that one month LIBOR rate in effect two New York Banking Days prior to the date of the Loan, which rate together with the percentage set forth above shall be in effect for the remaining days of the month of the Loan; such one month LIBOR Rate to be reset at the beginning of each succeeding month.  The Bank’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

(e)           The header to Section 5.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.4            Financial Requirements.  Borrower hereby agrees that at the time Borrower requests any Loan, and during the time any Loan is outstanding, it shall comply with the following covenants:

(f)            Section 5.4 of the Credit Agreement is amended by inserting the following subsection (i) to appear in proper alphabetical order therein:

(i)            Paydown of Revolving Loans.  For a period of not less than thirty (30) consecutive days during the period from August 30, 2008 through August 28, 2009, either [a] have a $0.00 aggregate outstanding balance of Loans made pursuant to the Agreement or [b] pay so much of the aggregate outstanding principal amount of the Loans (together with any accrued and unpaid interest thereon) as is necessary to reduce the aggregate outstanding amount of Loans to $0.00, in each case at all times during such thirty (30) day consecutive period.

(g)           Each reference in the Credit Agreement to the terms “Federal Funds Rate”, “Prime Rate”, “Federal Funds Rate and Prime-Based Rate” and “Federal Funds Rate or Prime-Based Rate” is deleted and replaced with the term “LIBOR Index Rate”.

3.             Effectiveness of Amendment No. 5.  Amendment No. 5 shall become effective upon the execution and delivery of this Amendment No. 5 by Borrower and Lender.

4.             No Waiver.  Borrower agrees that nothing contained herein shall be construed by Borrower as a waiver by Lender of Borrower’s compliance with each representation, warranty or covenant contained in the Credit Agreement and that no waiver of any provision of the Credit Agreement by Lender has occurred.  Borrower further agrees that nothing contained herein shall impair the right of Lender to require strict performance by Borrower of the Credit Agreement, the Note, the Pledge Agreement and the other agreements, documents and instruments referred to in the Credit Agreement.

5.             Representations and Warranties.  Borrower represents and warrants to Lender that:

(a)           The execution and delivery of this Amendment No. 5 (i) is within its corporate powers, (ii) has been duly authorized by all proper corporate action, (iii) has received any and all necessary governmental approvals and (iv) does not and will not contravene or conflict with any provision of law or charter or by-laws of Borrower or any agreement affecting Borrower or its property;

(b)           This Amendment No. 5 is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

(c)           The representations and warranties contained in the Credit Agreement are correct and complete as of the date of this Amendment No. 5 and no condition or event exists or act has occurred that, with or without the giving of notice or the passage of time, would constitute an Unmatured Event of Default or Event of Default under the Credit Agreement.

6.             Miscellaneous.

(a)           Expenses and Fees. Borrower agrees to pay on demand all out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment No. 5, and all amendments, forms, certificates agreements, documents and instruments related hereto and thereto, including the reasonable fees and expenses of Lender’s counsel.

(b)           Amendments and Waivers.  This Amendment No. 5 may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced.

(c)           Headings.  The headings in this Amendment No. 5 are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Amendment No. 5.

(d)           Affirmation.  Each party hereto affirms and acknowledges that the Credit Agreement as amended by this Amendment No. 5 remains in full force and effect in accordance with its terms.

(e)           Counterparts.  This Amendment No. 5 may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Amended and Restated Revolving Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PACWEST BANCORP

BY	/s/ Victor R. Santoro
Victor R. Santoro, Executive Vice President
and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

BY	/s/ Jon B. Beggs
Jon B. Beggs, Vice President

Signature Page to Amendment No. 5 to

Amended and Restated Revolving Credit Agreement